UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2020

Date of reporting period:  April 30, 2020

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge.  You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	11
Sector Allocation of Portfolio Assets	13
Schedule of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to the Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Expense Example	34
Notice to Shareholders	36
Information about Trustees and Officers	37
Approval of Investment Advisory Agreement	41
Privacy Notice	45

Logan Capital Large Cap Growth Fund

Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2020.

Overview

For the fiscal year ended April 30, 2020, the Logan Capital Large Cap Growth Fund (the “Fund”) Institutional Class and Investor Class returned +3.15% and +2.97%, respectively, compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned +10.84%. The Russell 1000® Growth Total Return Index (the “Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The Fund had two up quarters and two down quarters, but it was a challenging year. The Fund lagged the Index in all four quarters. During the earlier quarters, the market was dealing with concerns of a tariff war with China, questions of whether the Fed would reverse course and lower interest rates to support the U.S. economy, and a global price war over oil. However, the most tumultuous quarter was – by far – the final quarter of the fiscal year, during which the COVID-19 illness emerged and traveled around the globe.  We remain committed to the Fund’s positioning in both established leading companies (i.e. Netflix, Amazon, and Apple) as well as emerging growth companies with management teams that have made the investments necessary for a changing economy. The contribution of the leaders to benchmark returns made relative performance very challenging over the past year. Our team does expect performance to broaden out to well run, less well known, companies which will put the Fund in a very solid position as the economy returns to a post shut down world. In some cases, the benchmark weightings of the established leaders have gone beyond what our strategy views as a prudent allocation from a risk management perspective and while our allocation to emerging companies caused us to lag the benchmark, we expect the companies we hold to perform well as the economy moves forward.

The hallmark characteristic of this volatile COVID era has been “speed.”

The market collapse:  In retrospect, it is stunning to realize that the market took just 16 trading days to reverse itself from the all-time highs of the longest bull market run in modern investment history – almost 11 years – into a bear market. This is usually a process that takes months, not days.

The onset of global recession:  Once again, as governments around the world shut down their economies to try to halt the spread of COVID, the 10+ year U.S. economic expansion was halted in its tracks. The upside to this speed is that, as of this writing, the market has rallied very quickly to levels that now qualify as a new bull market. (However, we must caution that this market will continue to be volatile and might well experience a retest of the March 2020 lows.

The spread of COVID:  This is not the first time that modern air travel has hastened the spread of a sickness, but the asymptomatic nature of this disease made it difficult to track and allowed for its rapid migration worldwide.

Logan Capital Large Cap Growth Fund

Social distancing, face masks and working from home:  New behaviors and protocols – and the technologies needed to drive them – became the new norm in a matter of weeks instead of years. How many of us owned a face mask or had heard of Zoom videos just six months ago?

So how has this new way of life impacted the investments in the Fund?

In this era of hyper-rapid technological advancements, it is probably no surprise that 8 of the Fund’s top 10 performers were names that are predominately involved in and/or heavily utilize the internet and/or technology. These include: Technology (Apple, Adobe, Paycom); Internet Consumer Discretion (Netflix, Amazon); Finance/Electronic Payments (Global Payments, MasterCard) and Social Media (Facebook). The top ten names are rounded out with Home Depot (Traditional Retail), which has fully embraced online shopping and ordering to complement its “big box” brick-and-mortar stores, and Zoetis (Healthcare), a developer of animal health medicines and vaccines with an emphasis on livestock and companion animals.

It is notable that 5 of these top 10 performers were also top 10 performers during the previous fiscal year. This highlights just how powerful and durable trends in technology can be. Although we’ve had some of these names for quite some time, it is conceivable that they will grow increasingly important to every aspect of our daily lives.

Conversely, names on the bottom 10 list were mostly clustered in Retail and/or consumer-reliant sectors (Constellation Brands, Hanesbrands, Foot Locker, Align Technology). With the balance of the bottom names sprinkled across various areas: electronic instruments (IPGP Photonics), IT consulting (Cognizant Technology), electronics parts providers (Amphenol, Trimbal), specialty medical equipment (Waters Corp.) and Commercial Services/Payroll Administration (Insperity).

As is often the case, any given sector may contain some of the best performing names as well as some of the worst performing names. This highlights how the rapidly changing economy continues to reward the innovators while punishing the slow adapters, especially in the consumer-related areas of the economy.

Market year in review

Fiscal quarter 1 – ended July 31, 2019

As of 7/31/2019, Logan Capital’s assets under management were $1,927 million ($2,939 million including assets under advisement). The Logan Large Cap Growth Fund Institutional Class performance for the quarter ended 7/31/2019 trailed the benchmark Russell 1000 Growth (-0.12% versus 2.38%).

Volatility returned in 2Q19 as the markets digested alternating good and bad news. Underlying fundamentals for the economy and the markets remained generally upbeat. Recapping market action in 2Q:  The market saw solid gains in April thanks to a string of good corporate earnings reports, which reduced concerns that earnings growth had peaked in 2018. The S&P 500 ended April near new all-time highs. However, volatility returned in the first week of May when President Trump announced increased tariffs on $200 billion in Chinese goods as well as new tariffs on the remaining $325 billion worth

Logan Capital Large Cap Growth Fund

of Chinese products imported into the United States. This news knocked the S&P 500 down by more than 6%.

The stock market was able to find support and rebound strongly in June due to word of renewed progress was being made in the China-U.S. trade talks. This news was beneficial to many of the holdings in the Logan Growth portfolio. Furthermore, after indications that the Federal Reserve would hold firm on rates, the market was cheered by Chairman Powell’s comments implying that the Fed had reversed course and would likely cut interest rates for the first time in ten years. The Fed did, in fact, cut rates in July, further buoying the equity markets.

Fiscal quarter 2 – ended October 31, 2019

As of 10/31/2019, Logan Capital’s assets under management were $1,934 million. ($2,981 million including assets under advisement.) The Logan Large Cap Growth Fund Institutional Class performance for the quarter ended 10/31/2019 trailed the benchmark Russell 1000 Growth (0.04% versus 2.04%).

The headlines during this quarter were dramatic. Intense trade negotiations, a debate on a split within the European Union, acts of war in the Middle East, central banks across the globe lowering rates (including the United States) and a last-minute impeachment investigation. Despite these rather dramatic events, the equity markets behaved fairly calmly and ended the quarter with the major equity indexes at or near new highs. We attribute much of this muted response to the fact that, despite it all, the U.S. economy continued to move along at a relatively slow growth rate with less inflation than one might expect.

The U.S. consumer was doing just fine and, given that consumer spending is over 70% of the U.S. economy, and services are another 15%, the global slowdown in manufacturing didn’t have as much negative impact on the U.S. that it did for many other developed economies. Global unrest helped support the dollar and lower U.S. interest rates as investors bought into what, on a global basis, looked to be relative stability in the U.S. Three great “shock absorbers” exist in the U.S. and are helping to contain inflation despite full U.S. employment and increasing wages. The shock absorbers come from 1) relatively newly-developed U.S. energy production, 2) a relatively low workforce participation rate in the U.S., giving the country an untapped reservoir of new workers when wages move up a little and 3) significant productivity gains from information technology. Notably, the technology is not manufactured “hardware,” but rather innovative software, which lets management teams make increasingly better and more effective business decisions.

The backdrop of muted growth in the U.S. creates what we believe to be a market where individual company fundamentals really matter. The growth rate in the U.S. is not so high that it will lift all companies, but it is sufficient to let innovative companies grow and take market share. Our team is focused on companies with managements that can clearly see, and act on, the opportunities and challenges that are changing their business. Retail is the most visible example, but the changes are happening in every industry.

Logan Capital Large Cap Growth Fund

When we look at the top performers in the growth portfolio for the year and for the quarter, there is not really a unifier beyond management’s ability to execute. No single sector dominates the top or bottom, either in contributing names or on absolute impact to returns. The quarter was really one driven by execution despite some very dramatic news.

Fiscal quarter 3 – ended January 31, 2020

As of 1/31/2020, Logan Capital’s assets under management were $2,037 million ($3,180 million including assets under advisement).  The Logan Large Cap Growth Fund Institutional Class performance for the quarter ended 1/31/2020 trailed the benchmark Russell 1000 Growth (9.67% versus 9.99%).

In early 2019, very few U.S. equity investors expected the markets to deliver such strong returns for the year. Uncertainty over what could happen due to uncertainty on many fronts – including trade negotiations and leadership in many developed countries – provided constant distraction from relatively positive fundamentals for the U.S. economy. The uncertainty and volatility heading into the year provided opportunity for those who were willing to step back and focus on the facts. The U.S. grew at a modest pace in 2019 and was supported by a strong consumer who is benefiting from a good job market and improving wages. Inflation remained controlled due to the “shock absorbers” of 1) a relatively low workforce participation rate coming into the year, which helped control wage inflation, and 2) advances in drilling and mining technology which increased production and kept energy prices in check. The lower than expected inflation caused the Federal Reserve to reverse trend and lower key interest rates to get to a more neutral stance – which is ultimately supportive of the consumer.

At the end of each calendar year, we take the opportunity to reflect on the changes in our world that can provide some insight into 2019’s performance, as well as point us towards potential new opportunities for 2020. In the early part of the decade, the U.S. economy recovered from a significant financial crisis and benefited from the introduction of many new technologies. Global, instant personal communications became an accepted reality through the introduction of more advanced mobile devices, including the iPad. The expansion and introduction of social media platforms (Instagram in 2010, What’sApp in 2009) and the expansion of cloud computing (Microsoft Azure in 2010, Amazon web services 2006, Google Cloud 2008) started to change the way business is transacted in every industry. As we end the decade, performance is being driven as much by new technologies as it is by every company’s ability to implement technology to improve, meet their customers where they are, and gain market share. The rapid advances in business procedure coming from technological change is providing not only great opportunity to those who chose to embrace its use, but also significant danger for those who remain stuck in the past. When we look at the performance in 2019, innovators provided investors with excellent returns.

Logan’s Growth team uses an investment process grounded in studying a broad array of data and focusing on where there is positive overlap across economic, fundamental and technical data factors.  This perspective was particularly helpful during this past year when there was so much speculation on what “could” go wrong. In the end, the economic fundamentals prevailed and businesses with management teams who are willing to invest in the future ended the year in a much better position than those who chose to wait out the

Logan Capital Large Cap Growth Fund

uncertainty. Often, it is not a specific industry or sector, but the level of innovation at the company that often drives performance. Entering 2019, our team believed that company specific fundamentals would be more important than broad macro trends and we expect 2020 to be the same.

Fiscal quarter 4 – ended April 30, 2020

As of 4/30/2020, Logan Capital’s assets under management were $1,873 million ($2,822 million including assets under advisement).  The Logan Large Cap Growth Fund Institutional Class performance for the quarter ended 4/30/2020 trailed the benchmark Russell 1000 Growth (-5.87% versus -3.54%).

“The times they are a-changin.”       (Lyrics of the well-known Bob Dylan song.)

The changes that came during the fiscal quarter ended 4/30/2020 were extreme, unwelcomed, and in many ways incomprehensible for everyone.

As the quarter opened in February, the market was near its all-time highs and approaching its record-breaking 11th birthday. There were concerns about trade wars, a presidential impeachment trial concluded with an acquittal and investors were wondering if it was possible to maintain low inflation in a period of record low unemployment and broadening wage growth.  Consistent with our outlook, we trimmed our exposure to some of the best known tech names and added to companies which we believe will be the future leaders.

The U.S. economy was doing well. In fact, if one asked many management teams what their biggest challenge was, finding quality employees was near – or at – the top of the list. The undercurrent of a rapidly changing economy was gradually altering the leadership in almost every sector of the economy, notably retail. Understanding technology was important for businesses, but not in an immediate way.

Outside the U.S., Europe was starting to show “green shoots” of growth, there was the usual assortment of political turmoil (Brexit, Mideast tensions, a power grab in Russia, etc.,), and in China, a spreading health issue in a remote province seemed to be under control but was beginning to raise significant concerns. As it became clear that the virus was a serious global threat, governments around the world shut down their economies in order to impose social distancing and stay-at-home edicts. As virus hot spots started appearing in the U.S., state governments followed suit and imposed similar restrictions here at home. The result was that the long stock market run was abruptly ended, taking just 16 trading days to transform from a record-breaking bull into a ferocious bear. In a change that seemed almost instant to many, COVID-19 reared up and in a period of a few short weeks changed the way in which most of the world lives.

The common factor to so many aspects of this current environment is the speed at which things have changed. Just as this bull market turned into a bear far faster than any other in history, so many changes that were expected to take years have been compressed into weeks. Most of our comfortable routines and day-to-day activities have been replaced with new requirements such as social distancing, wearing face masks, washing hands and learning how to Zoom (i.e., video meetings.)

In the business world, it became crucial for companies to operate virtually with employees working together while scattered far and wide.  Weaknesses in disaster

Logan Capital Large Cap Growth Fund

recovery plans were discovered and the ability to adapt to the unforeseen became a critical business skill. Changes in industry leadership, which our team thought would evolve over a period of years, happened in an instant. Social media, formerly seen as a corrupting pariah, quickly became the glue keeping the world connected. Little noticed features of the world’s technology became mission critical in an instant as in-person interactions moved to virtual meetings. Education shifted from classrooms to computers and many learned how to have a “Zoom” video meeting for the first time. Technology has made the world smaller, and yet has allowed us to socially distance and stay connected. Those without the ability to adapt were left to simply stand back and say, “what happened?”

The challenges of the virus response are being met with rapid and unprecedented support from governments and central banks around the world. In the U.S., much is being done to support payrolls and ultimately the consumer. The U.S. consumer is responsible for over 70% of the GDP and having so many suddenly out of work – even temporarily – creates an extreme shock to the U.S. economy. If the government plan is effective, the possibility of muting the effect exists,  but the outcome remains to be seen.

On the positive side, the resiliency and adaptability being shown in the U.S. is nothing short of amazing. Companies are moving to sell online, enabling their teams to work remotely (but still together) and adapting to the needed changes. Public-private partnerships are forming to provide medical supplies and speed up drug development and testing. Many of the solutions businesses are using were not possible just a few years ago and we expect some of the new ways to stick as they become mainstream practices over the next few months.

This all leads to the idea that, while the current situation presents many very real challenges, it also presents some very real opportunities. Our job as investors is to balance the two.

Currently, the duration and magnitude of this situation is still unknown, but investors have become more optimistic, as improving medical knowledge and news is released about the number of new infections, hospitalizations, deaths, treatments and possible vaccines. As a result, the market appears to have made a sustainable move up. Just as this bull turned into a bear with remarkable speed at the start of this quarter, the market also rebounded extremely rapidly with April producing some of the best equity monthly returns since the Great Depression.

Investors are looking to China and other countries for some guidance as to what the recovery may look like. In many cases, when restrictions have been reduced, economic activity has resumed. The companies with e-commerce options have seen sales grow and strong brands got stronger, as Nike’s management highlighted in their most recent earnings release. However, the Chinese experience only takes us so far, because there are two critical differences. First, their health challenge occurred during a time when much of the country was already shut down in celebration of the Chinese New Year, so the restrictions put in place to manage the virus did not cut into economic activity as much as they would have at another time in the year. Second, their customers in the West were still functioning as normal, providing almost instant demand for products when the factories started running again. Neither issue is true for the now-shut-down Western economies.

Logan Capital Large Cap Growth Fund

Looking ahead

This recession and bear market are unlike any seen in our lifetime in that they were inflicted by medical forces, as opposed to fiscal or monetary forces.

So, what is an investor to do in such an environment?

For our team, it is to check our work, and check it again. We have long believed that uniqueness, adaptability and producing products which customers truly want or need is the key to success in changing times. Those characteristics moved from a competitive advantage to a must-have.  While the portfolio did lag during the first quarter of 2020 as the major, well financed, technology companies dominated the benchmark in terms of generating returns, we expect the next generation of leaders will emerge as the global economy adapts to a very different environment. In addition, companies with exposure to the consumer did lag as economies across the globe shut down in response to Covid-19.

As growth investors, we look at our portfolio and see companies which possess all those characteristics. As the world continues to change, we are seeing our companies adapt with remarkable speed. Generally, the companies that are surviving – some of whom are thriving – are those which have been innovating for years and now look lucky. Who knew that the ability to order food from a mobile phone would be a need in the restaurant business? Who knew that over the course of a single week, millions would stop going to the movies and want to stream them at home? In retail, an e-commerce solution and a desired brand are critical as computers and mobile devices take over the role of shopping malls. Companies that can allow teams to work remotely appear to be doing well.

The challenges of the virus response have been met with rapid and unprecedented support from governments and central banks around the world. In the U.S., much is being done to support payrolls and ultimately the consumer. The U.S. consumer rules the day by being responsible for over 70% of the GDP. The U.S. economy will go the way of the consumer and those consumers employed in business directly impacted by travel and other stay-at-home orders represent over 25% of total U.S. employment, giving the potential for an extreme shock to the U.S. economy. If the government plan is effective, the possibility of muting the effect exists. The outcome remains to be seen.

On the positive side, just as the markets and economy fell with breathtaking speed, they have also rebounded very quickly as progress is made towards re-opening world economies, as well as narrowing in on a treatment and vaccine for COVID-19. The resiliency and adaptability being shown in the U.S. is nothing short of amazing. Companies are moving to sell online, enabling their teams to work remotely (but still together) and adapting to the needed changes. Public-private partnerships have formed to meet needs and speed up drug development and testing. So far, these efforts pale in comparison to the activity being lost, but they are steps in the right direction. Many of the solutions businesses are using were not even possible just a few years ago and we expect some of the new ways to stick as they become mainstream practices over the coming months.

This all leads us to the idea that while the current situation presents many, very real challenges, it also presents some very real opportunities. Our job as investors is to balance the two. We believe the nature of the recovery from recent lows is instructive.

Logan Capital Large Cap Growth Fund

From the lows of the S&P 500 on March 23rd through the end of April, over 60% of the names in the Fund had recovered more than 30% from their lows.

We also encourage investors to remember the strength of the economy, many businesses, and the consumer before we entered this crisis and the fact that most investor portfolios showed substantial gains in recent quarters. We expect that entering these times from a position of strength will be viewed as an asset as these events are recorded in the history books.

In the end, we will continue to focus on the long term as we strive to be invested in leading companies with ample ability to navigate through volatile times and adapt for the future.

Best Regards,
Logan Capital Management, Inc.

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put, and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

The price-to-book ratio compares a company’s market value to its book value. The market value of a company is its share price multiplied by the number of outstanding shares. The book value is the net assets of a company.

The S&P 500 or Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Investor Class	2.97%	11.16%	13.56%
Russell 1000® Growth Index	10.84%	13.34%	15.84%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class	3.15%	11.40%	13.83%
Russell 1000® Growth Index	10.84%	13.34%	15.84%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2020 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2020

COMMON STOCKS – 98.63%	Shares	Value

Capital Goods – 3.17%
Fastenal Co.	7,240	$262,233
Nordson Corp.	3,158	508,154
United Rentals, Inc. (a)	3,171	407,473
		1,177,860
Commercial & Professional Services – 5.88%
Cintas Corp.	2,746	609,145
Copart, Inc. (a)	5,982	479,218
Insperity, Inc.	4,238	202,195
Verisk Analytics, Inc.	5,830	890,999
		2,181,557
Consumer Durables & Apparel – 2.44%
Lululemon Athletica, Inc. (a)	1,700	379,916
Nike, Inc.	6,043	526,829
		906,745
Consumer Services – 2.25%
Starbucks Corp.	10,871	834,132

Diversified Financials – 0.61%
S&P Global, Inc.	768	224,932

Food, Beverage & Tobacco – 3.83%
Constellation Brands, Inc.	3,241	533,760
Monster Beverage Corp. (a)	14,371	888,272
		1,422,032
Household & Personal Products – 2.88%
Estee Lauder Cos., Inc.	6,055	1,068,102

Materials – 1.67%
Sherwin-Williams Co.	1,158	621,117

Media & Entertainment – 14.64%
Alphabet, Inc. – Class A (a)	599	806,673
Alphabet, Inc. – Class C (a)(b)	408	550,253
Electronic Arts, Inc. (a)	6,715	767,256
Facebook, Inc. (a)	5,726	1,172,170
Netflix, Inc. (a)	5,088	2,136,197
		5,432,549

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2020

COMMON STOCKS – 98.63% (Continued)	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences – 8.01%
Agilent Technologies, Inc.	5,306	$406,758
IQVIA Holdings, Inc. (a)	3,362	479,387
Mettler-Toledo International, Inc. (a)	1,123	808,493
Waters Corp. (a)	3,002	561,374
Zoetis, Inc.	5,536	715,860
		2,971,872
Retailing – 13.17%
Amazon.com, Inc. (a)	1,132	2,800,568
Dick’s Sporting Goods, Inc.	17,468	513,384
Home Depot, Inc.	4,199	923,066
Williams-Sonoma, Inc.	10,471	647,527
		4,884,545
Semiconductors & Semiconductor Equipment – 6.25%
Broadcom, Inc.	5,054	1,372,768
KLA Corp.	5,757	944,666
		2,317,434
Software & Services – 22.22%
Adobe Systems, Inc. (a)	1,817	642,564
Cognizant Technology Solutions Corp. – Class A	7,813	453,310
EPAM Systems, Inc. (a)	2,455	542,285
Fiserv, Inc. (a)	8,081	832,828
FleetCor Technologies, Inc. (a)	2,958	713,617
Global Payments, Inc.	10,996	1,825,556
MasterCard, Inc.	7,197	1,978,959
Paycom Software, Inc. (a)	3,154	823,257
Trade Desk, Inc. (a)	1,470	430,093
		8,242,469
Technology Hardware & Equipment – 11.61%
Amphenol Corp.	12,580	1,110,311
Apple, Inc.	7,657	2,249,626
CDW Corp. of Delaware	3,392	375,834
IPG Photonics Corp. (a)	2,637	341,043
Trimble, Inc. (a)	6,659	230,601
		4,307,415
TOTAL COMMON STOCKS
(Cost $16,533,703)		36,592,761

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2020

MONEY MARKET FUND – 1.53%	Shares	Value
Fidelity Government Portfolio – Class I, 0.16% (c)	569,052	$569,052
TOTAL MONEY MARKET FUND
(Cost $569,052)		569,052
TOTAL INVESTMENTS
(Cost $17,102,755) – 100.16%		37,161,813
Liabilities in Excess of Other Assets – (0.16)%		(58,451)
TOTAL NET ASSETS – 100.00%		$37,103,362

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Non-voting shares.
(c)	Rate shown is the 7-day annualized yield as of April 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

(This Page Intentionally Left Blank.)

Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2020

Assets:
Investments, at value (cost $17,102,755)	$37,161,813
Receivables
Dividends and interest	10,911
Prepaid expenses	4,324
Total assets	37,177,048

Liabilities:
Payables
Audit fees	22,500
Advisory fee (Note 4)	15,074
Administration and accounting fees	14,391
12b-1 distribution fees – Investor Class	7,457
Transfer agent fees and expenses	7,247
Shareholder reporting	3,015
Chief Compliance Officer fee	2,500
Custody fees	873
Legal fees	591
Accrued expenses and other payables	38
Total liabilities	73,686
Net assets	$37,103,362

Net assets consist of:
Paid-in capital	$17,041,495
Total distributable earnings	20,061,867
Net assets	$37,103,362

Investor Class:
Net assets applicable to outstanding Investor Class shares	$9,253,373
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	358,536
Net asset value, offering price and redemption price per share(1)	$25.81

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$27,849,989
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	1,058,702
Net asset value, offering price and redemption price per share(1)	$26.31

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2020

Investment income:
Dividends	$290,481
Interest	8,596
Total investment income	299,077

Expenses:
Investment advisory fees (Note 4)	233,871
Administration and accounting fees (Note 4)	87,097
Transfer agent fees and expenses (Note 4)	43,415
12b-1 distribution fees – Investor Class (Note 5)	22,792
Audit fees	22,500
Trustee fees and expenses	17,503
Chief Compliance Officer fees (Note 4)	13,000
Reports to shareholders	12,023
Federal and state registration fees	9,459
Legal fees	8,030
Custody fees (Note 4)	5,976
Insurance expense	1,893
Other expenses	10,231
Total expenses before advisory fee waiver	487,790
Less: advisory fee waiver	(18,844)
Net expenses	468,946
Net investment loss	(169,869)

Realized and unrealized gain on investments:
Net realized gain on transactions on investments	275,779
Net change in unrealized appreciation on investments	1,117,539
Net realized and unrealized gain on investments	1,393,318
Net increase in net assets resulting from operations	$1,223,449

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
Operations:
Net investment loss	$(169,869)	$(156,721)
Net realized gain on investments	275,779	257,103
Net change in unrealized
appreciation on investments	1,117,539	5,275,099
Net increase in net assets
resulting from operations	1,223,449	5,375,481

Distributions to Shareholders:
Investor Class	(38,432)	(233,656)
Institutional Class	(115,129)	(524,127)
Total distributions to shareholders	(153,561)	(757,783)

Capital Share Transactions:
Proceeds from shares sold
Investor Class shares	1,634,215	1,019,094
Institutional Class shares	2,435,345	—
Proceeds from shares issued to holders
in reinvestment of dividends
Investor Class shares	38,432	233,656
Institutional Class shares	115,129	524,127
Cost of shares redeemed
Investor Class shares	(3,036,329)	(1,244,095)
Institutional Class shares	(421,270)	—
Redemption fees retained
Investor Class shares	6,163	527
Institutional Class shares	—	—
Net increase in net assets
from capital share transactions	771,685	533,309
Total increase in net assets	1,841,573	5,151,007

Net Assets:
Beginning of year	35,261,789	30,110,782
End of year	$37,103,362	$35,261,789

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
Changes in Shares Outstanding:
Shares sold
Investor Class shares	71,292	43,450
Institutional Class shares	96,857	—
Shares issued to holders
in reinvestment of dividends
Investor Class shares	1,470	11,442
Institutional Class shares	4,322	25,259
Shares redeemed
Investor Class shares	(124,473)	(52,962)
Institutional Class shares	(16,229)	—
Net increase in shares outstanding	33,239	27,189

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Investor Class
	Year Ended April 30,
	2020	2019	2018	2017	2016
Net Asset Value –
Beginning of Year	$25.17	$21.97	$18.27	$15.15	$15.79

Income from
Investment Operations:
Net investment loss	(0.17)^	(0.15)^	(0.10)	(0.16)	(0.13)
Net realized and unrealized
gain/(loss) on investments	0.90	3.90	3.80	3.28	(0.40)
Total from
investment operations	0.73	3.75	3.70	3.12	(0.53)

Less Distributions:
Distributions from
net realized gains	(0.11)	(0.55)	—	—	(0.11)
Total distributions	(0.11)	(0.55)	—	—	(0.11)
Redemption fees	0.02 ^	0.00 ^~	0.00 ~	0.00 ~	0.00 ~
Net Asset Value –
End of Year	$25.81	$25.17	$21.97	$18.27	$15.15

Total Return	2.97%	17.67%	20.25%	20.59%	-3.38%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$9,253	$10,326	$8,971	$6,078	$5,319
Ratio of expenses
to average net assets:
Before fee waivers	1.54%	1.58%	1.56%	1.76%	1.75%
After fee waivers	1.49%	1.49%	1.41%	1.49%	1.50%
Ratio of net investment loss
to average net assets:
Before fee waivers	(0.71)%	(0.76)%	(0.82)%	(1.10)%	(1.16)%
After fee waivers	(0.66)%	(0.67)%	(0.67)%	(0.83)%	(0.91)%
Portfolio turnover rate	12%	7%	8%	9%	14%

^	Based on average shares outstanding.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended April 30,
	2020	2019	2018	2017	2016
Net Asset Value –
Beginning of Year	$25.61	$22.29	$18.50	$15.30	$15.92

Income from
Investment Operations:
Net investment loss	(0.10)^	(0.10)^	(0.10)	(0.10)	(0.10)
Net realized and unrealized
gain/(loss) on investments	0.91	3.97	3.89	3.30	(0.41)
Total from
investment operations	0.81	3.87	3.79	3.20	(0.51)

Less Distributions:
Distributions from
net realized gains	(0.11)	(0.55)	—	—	(0.11)
Total distributions	(0.11)	(0.55)	—	—	(0.11)
Net Asset Value –
End of Year	$26.31	$25.61	$22.29	$18.50	$15.30

Total Return	3.15%	17.95%	20.49%	20.92%	-3.23%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$27,850	$24,936	$21,140	$17,551	$17,475
Ratio of expenses to
average net assets:
Before fee waivers	1.29%	1.33%	1.39%	1.51%	1.50%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.25%
Ratio of net investment loss
to average net assets:
Before fee waivers	(0.46)%	(0.51)%	(0.65)%	(0.85)%	(0.91)%
After fee waivers	(0.41)%	(0.42)%	(0.50)%	(0.58)%	(0.66)%
Portfolio turnover rate	12%	7%	8%	9%	14%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2020

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2020, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Distributable Earnings	Paid-in Capital
$109,700	$(109,700)

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2020, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements.  Management has

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,432,549	$—	$—	$5,432,549
Consumer Discretionary	6,625,422	—	—	6,625,422
Consumer Staples	2,490,134	—	—	2,490,134
Financials	224,932	—	—	224,932
Health Care	2,971,872	—	—	2,971,872
Industrials	3,359,417	—	—	3,359,417
Information Technology	14,867,318	—	—	14,867,318
Materials	621,117	—	—	621,117
Total Common Stocks	36,592,761	—	—	36,592,761
Money Market Fund	569,052	—	—	569,052
Total Investments in Securities	$37,161,813	$—	$—	$37,161,813

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at April 30, 2020, the end of the reporting period.  During the year ended April 30, 2020, the Fund recognized no transfers between levels.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Logan Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% based upon the average daily net assets of the Fund.  For the year ended April 30, 2020, the Fund incurred $233,871 in advisory fees.  Advisory fees payable at April 30, 2020 for the Fund were $15,074.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) of the Investor Class and Institutional Class do not exceed 1.49% and 1.24%, respectively, of the average daily net assets.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $18,844 for the Fund.  For the year ended April 30, 2020, the Advisor recouped $67 in previously waived expenses in the Fund. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

4/30/2021	4/30/2022	4/30/2023	Total
$40,819	$29,373	$18,911	$89,103

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2020 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of the Fund has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2020, the 12b-1 distribution fees incurred under the Plan by the Fund’s Investor Class shares are disclosed in the statement of operations.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended April 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$4,427,346	$4,396,579

There were no purchases or sales of long-term U.S. Government securities.

NOTE 7 – LINE OF CREDIT

Effective April 1, 2020, the Fund has a line of credit in the amount of $4,200,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A.  For the period April 1, 2020 to April 30, 2020, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2020 and April 30, 2019 was as follows:

	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
Long-Term Capital Gains	$153,561	$757,783

As of April 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$17,172,071
Gross unrealized appreciation	20,608,942
Gross unrealized depreciation	(619,200)
Net unrealized appreciation(a)	19,989,742
Undistributed long-term capital gains	141,513
Total distributable earnings	141,513
Other accumulated gains/(losses)	(69,388)
Total accumulated earnings/(losses)	$20,061,867

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and post 30-day wash sales.

At April 30, 2020, the Fund deferred, on a tax basis, ordinary late year losses of $69,388.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides additional information regarding these and other risks of investing in the Fund.

Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Equity Securities Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This fluctuation may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Sector Emphasis Risk.  The Advisor’s value investment strategy of identifying investment opportunities through a bottom-up process emphasizing internally generated fundamental research, may from time to time result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolios, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2020, Chares Schwab & Co., Inc., for the benefit of its customers, owned 92.6% of the outstanding shares of the Investor Class.  As of April 30, 2020, U.S. Bank N.A., for the benefit of North Star Mutual Equity Logan, owned 80.1% of the outstanding shares of the Institutional Class.

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Large Cap Growth Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 26, 2020

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2019 to April 30, 2020.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2019	4/30/2020	11/1/2019 – 4/30/2020
Actual
Investor Class	$1,000.00	$1,031.80	$7.53
Institutional Class	$1,000.00	$1,032.40	$6.27
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.45	$7.47
Institutional Class	$1,000.00	$1,018.70	$6.22

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.49% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period of operations).

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2020 (Unaudited)

For the year ended April 30, 2020, the Logan Capital Large Cap Growth Fund designated $153,561 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q and Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q and Form N-PORT is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee, Advisors
(age 73)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Fund).
management) (2012
to July 2019); Trustee
and Chair (2000 to
2012), New
Covenant Mutual
Funds (1999 to 2012);
Director and Board
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization) (2005
to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee, Advisors
(age 59)		term*; since	Business Development		Series Trust
615 E. Michigan Street		March 2017.	Ballast Equity		(for series not
Milwaukee, WI 53202			Management, LLC		affiliated with
			(a privately-held		the Fund).
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Independent Trustees(1)
Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 72)		term; since	Manager, President,		Series Trust
615 E. Michigan Street		September	CEO, U.S. Bancorp		(for series not
Milwaukee, WI 53202		2008.	Fund Services, LLC,		affiliated with
			and its predecessors,		the Fund).
(May 1991 to
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	4	Trustee, Advisors
(age 61)	of the	term*; since	Group, Inc.		Series Trust
615 E. Michigan Street	Board	January 2020;	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to present).		affiliated with
	Trustee	Indefinite			the Fund);
		term*; since			Independent
		January 2016.			Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 58)	President,	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	December	(October 1998 to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 48)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 37)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 62)	President,	term; since	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 52)	President	term; since	Services (July 2007 to present).
2020 E. Financial Way,	and	September
Suite 100	Secretary	2019.
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2020, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which was at the time comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and also approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Advisor, and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds, as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered its knowledge of the Advisor’s operations and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss the Large Cap Growth Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

long-term performance of the Large Cap Growth Fund as of June 30, 2019, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and an appropriate securities market benchmark. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative per group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Large Cap Growth Fund: The Board noted that the Fund outperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, and five-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one- and five-year periods and outperformed for the three-year period.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund, noting that the Fund underperformed its similarly managed account composite for the one-, three-, and five-year periods.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.49% for the Investor Class and 1.24% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for both the Institutional Class and Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and reimbursement of Fund expenses

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

necessary to maintain the Expense Caps, the net advisory fee received by the Advisor from the Fund during the year ended June 30, 2019 was below the peer group median and average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was below the peer group median and slightly below the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and slightly above the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board found that the management fee charged to the Fund was equal to or higher than the

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
3843 West Chester Pike, Suite 150
Newtown Square, PA 19073

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2020	FYE 4/30/2019
Audit Fees	$18,900	$18,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2020	FYE 4/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2020	FYE 4/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    7/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    7/7/2020

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    7/7/2020

* Print the name and title of each signing officer under his or her signature.